UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2021

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 697-6246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Preliminary Unaudited Results for the Three Months Ended March 31, 2021

On April 13, 2021, NexPoint Real Estate Finance, Inc. (the “Company,” “we,” and “our”) announced preliminary unaudited results for the three months ended March 31, 2021 based on currently available information. The preliminary unaudited first quarter 2021 non-GAAP financial results are generally in line with the guidance issued by the Company as disclosed in its fourth quarter 2020 financial supplement.

For the three months ended March 31, 2021, the Company estimates its net income attributable to common stockholders to be in the range of $1.20 to $1.22 per diluted share of common stock. For the three months ended March 31, 2021, the Company estimates Core Earnings to be in the range of $0.52 to $0.54 per diluted share of common stock and cash available for distribution (“CAD”) to be in the range of $0.51 to $0.53 per diluted share of common stock. Core Earnings and CAD are measures that are not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company uses Core Earnings to evaluate its performance excluding the effects of certain GAAP adjustments and transactions that we believe are not indicative of the Company’s current operations. The Company uses CAD to evaluate its performance and its ability to pay dividends. See below for important additional information regarding Core Earnings and CAD, including a reconciliation of estimated net income attributable to common stockholders to estimated Core Earnings and CAD.

The Company estimates its combined book value per share to be in the range of $20.27 to $20.29 as of March 31, 2021, including the impact of $0.83 per share of unrealized gains from our commercial mortgage-backed securities (“CMBS”) variable interest entities as of March 31, 2021. Due to the large noncontrolling interest in the Company’s subsidiary partnerships, the Company believes it is useful to look at book value on a combined basis.

As of March 31, 2021, the Company had $15.5 million of cash and cash equivalents.

During the three months ended March 31, 2021, the Company, through its subsidiaries, borrowed $5.7 million under its master repurchase agreements and repaid $5.0 million under its master repurchase agreements.

During the three months ended March 31, 2021, the Company issued two mezzanine loans encompassing an A-note and B-note structure, with an aggregate principal amount outstanding of $26.4 million, resulting in a portfolio of $3.0 billion based on total unpaid principal balance as of March 31, 2021.

The Company estimates that the Company’s portfolio based on total unpaid principal balance as of March 31, 2021, excluding the consolidation of the CMBS B-Pieces, is approximately 60.5% senior pooled mortgage loans backed by single family rental (“SFR”) properties, 26.2% CMBS B-Pieces, 2.7% CMBS I/O Strips and 10.6% mezzanine loan and preferred equity investments in real estate companies and properties within the multifamily, SFR, retail and self-storage asset classes. Total liabilities, excluding the consolidation of the CMBS B-Pieces, with respect to each of the aforementioned investment structures in our portfolio are approximately $779.7 million, $136.9 million, $25.3 million and $59.9 million, respectively. Our CMBS B-Piece investments as a percentage of total assets, excluding the consolidation of the CMBS B-Pieces, reflects the assets that we actually own. However, in accordance with the applicable accounting standards, we consolidate all of the assets and liabilities of the trusts that issued the CMBS B-Pieces that we own which we are deemed to control.

The Company estimates that our portfolio based on total unpaid principal balance as of March 31, 2021, including the consolidation of the CMBS B-Pieces, is approximately 14.3% senior pooled mortgage loans backed by SFR properties, 82.6% multifamily CMBS B-Pieces, 0.6% CMBS I/O Strips and 2.5% mezzanine loan and preferred equity investments in real estate companies and properties within the multifamily, SFR, retail and self-storage asset classes. The Company estimates that total liabilities, including the consolidation of the CMBS B-Pieces, with respect to each of the aforementioned investment structures in our portfolio is approximately $779.7 million, $4.5 billion, $25.3 million and $59.9 million, respectively at March 31, 2021.

The Company estimates that our portfolio based on net equity as of March 31, 2021, is approximately 31.4% senior pooled mortgage loans backed by SFR properties, 33.7% multifamily CMBS B-Pieces, 2.8% CMBS I/O Strips, 21.8% mezzanine loan and preferred equity investments and 10.3% common stock. Net equity represents the carrying value less our leverage on the asset.

During the three months ended March 31, 2021, the Company declared a quarterly dividend of $0.475 per common share that was paid on March 31, 2021 and declared a dividend of $0.53125 per share of the Company’s 8.50% Series A Preferred Stock that is payable on April 26, 2021 to stockholders of record on April 15, 2021.

The preliminary estimates set forth herein are subject to completion, including the completion of customary financial statement closing and review procedures for the three months ended March 31, 2021. As a result, the preliminary estimates set forth herein reflect the Company’s preliminary estimates with respect to such information, based on information currently available to management, and may vary from the Company’s actual financial results as of and for the three months ended March 31, 2021. Further, these preliminary estimates are not a comprehensive statement or estimate of the Company’s financial condition or operating results as of and for the three months ended March 31, 2021. These preliminary estimates should not be viewed as a substitute for complete interim financial statements prepared in accordance with GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary estimates.

These preliminary estimates are based upon a number of assumptions. Additional items that may require adjustments to these preliminary estimates may be identified and could result in material changes to these preliminary estimates. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimates. Accordingly, KPMG LLP does not express an opinion or provide any form of assurance with respect thereto.

Non-GAAP Financial Measures

Reconciliation of Expected Core Earnings to Expected Net Income Attributable to Common Stockholders

The table below reconciles estimated Core Earnings to estimated net income attributable to common stockholders for the three months ended March 31, 2021 based on the midpoint of the ranges.

For the Three Months Ended March 31,
2021
Estimated Net income attributable to common stockholders	$7,990
Adjustments
Amortization of stock-based compensation	391
Unrealized (gains)[1]	(5,508)

Estimated Core Earnings	$2,873

Weighted-average common shares outstanding - basic	5,023

Weighted-average common shares outstanding - diluted[2]	5,411

Estimated Core Earnings per Diluted Weighted-Average Share	$0.53

(1)	Unrealized gains are the net change in unrealized (gains)/losses on investments held at fair value applicable to common stockholders.
(2)	Weighted-average diluted shares outstanding does not include the dilutive effect of redeemable non-controlling interests.

The Company uses Core Earnings to evaluate the Company’s performance excluding the effects of certain GAAP adjustments and transactions that the Company believes are not indicative of its current operations. Core Earnings is a measure that is not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation.

The Company believes that providing Core Earnings as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. Core Earnings should not be used as a substitute for GAAP net income (loss). The Company’s methodology used to calculate Core Earnings may differ from other REITs. As such, our Core Earnings may not be comparable to similar measures provided by other REITs. The Company also uses Core Earnings as a component of the management fee paid to its manager.

Reconciliation of Expected CAD to Expected Net Income Attributable to Common Stockholders

The table below reconciles estimated CAD to estimated net income attributable to common stockholders for the three months ended March 31, 2021 based on the midpoint of the ranges.

For the Three Months Ended March 31,
2021
Estimated Net income attributable to common stockholders	$7,990
Adjustments
Amortization of stock-based compensation	391
Amortization of premiums	618
Unrealized (gains)(1)	(5,508)
Accretion of discounts	(676)

Estimated CAD	$2,815

Weighted-average common shares outstanding - basic	5,023

Weighted-average common shares outstanding - diluted[2]	5,411

Estimated CAD per Diluted Weighted-Average Share	$0.52

(1)	Unrealized gains are the net change in unrealized (gains)/losses on investments held at fair value applicable to common stockholders.
(2)	Weighted-average diluted shares outstanding does not include the dilutive effect of redeemable non-controlling interests.

The Company uses CAD to evaluate its performance and its ability to pay dividends. CAD is a measure that is not prepared in accordance with GAAP. The Company calculates CAD by adjusting net income (loss) attributable to common stockholders by adding back amortization of stock-based compensation, amortization of premiums, and by removing the change in unrealized loss on our investments held at fair value and accretion of discounts.

The Company believes that providing CAD as a supplement to GAAP net income (loss) to its investors is helpful to their assessment of its performance. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. The Company’s methodology used to calculate CAD may differ from other REITs. As such, our CAD may not be comparable to similar measures provided by other REITs.

The information included under this Item 2.02 is intended to be filed and incorporated into the Company’s Securities Act of 1933 and Securities Exchange Act of 1934 filings, including the Company’s registration statement on Form S-3 and prospectus supplements filed with the Securities and Exchange Commission under Rule 424(b).

8.01 Other Events

On April 13, 2021, the Company issued a press release announcing that it had launched an underwritten public offering of its senior unsecured notes. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On April 13, 2021, the Company entered into an indenture (the “Indenture”) with UMB Bank, National Association, as trustee, to allow for the issuance of the notes. The Company expects that the notes will be issued pursuant to a supplemental indenture to the Indenture. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Company is also disclosing the supplemental portfolio information attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

4.1	Indenture, dated April 13, 2021, by and between the Company and UMB Bank, National Association

99.1	Press Release of the Company, dated April 13, 2021

99.2	Supplemental Portfolio Information

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the preliminary first quarter results and portfolio information. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the Company’s financial closing and review procedures, final adjustments and other developments that may arise between the date of this Current Report on Form 8-K and when first quarter 2021 results are finalized, the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review NREF’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this press release and except as required by law, NREF does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name: Title:	Brian Mitts Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: April 13, 2021